Exihibit 10.1

FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

This FOURTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the 30th day of June, 2005 by and among CECO GROUP, INC., CECO FILTERS, INC., AIR PURATOR CORPORATION, NEW BUSCH CO., INC., THE KIRK & BLUM MANUFACTURING COMPANY, KBD/TECHNIC, INC. and CECO ABATEMENT SYSTEMS, INC. (the “Borrowers”), and FIFTH THIRD BANK (“Fifth Third”), individually and as agent (in such capacity, the “Agent”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”) individually, and JPMORGAN CHASE BANK, NA (“JPMC”) individually, successor by merger to Bank One, NA, main office Columbus (“Bank One”) (PNC, Fifth Third and Bank One or JPMC, and their respective successors and assigns, collectively, the “Banks”).

BACKGROUND

A. PNC (then as Agent) the Banks and the Borrowers are parties to a Credit Agreement dated as of December 7, 1999 (“Credit Agreement”) as amended by Amendment to Credit Agreement, dated as of March 28, 2000, by Second Amendment to Credit Agreement dated as of November 10, 2000, by Third Amendment to Credit Agreement dated as of March 30, 2001, by Fourth Amendment to Credit Agreement dated as of August 20, 2001, by Fifth Amendment to Credit Agreement dated as of March 27, 2002, by Sixth Amendment to Credit Agreement dated as of May 14, 2002, by Seventh Amendment to Credit Agreement dated as of November 13, 2002 and by Eighth Amendment to Credit Agreement dated as of November 13, 2003.

B. The Banks by separate Intercreditor Agreement, dated as of November 13, 2003 (“Intercreditor Agreement”), agreed to modify their positions so that from and after that date Fifth Third was solely responsible for the Revolving Credit Commitment and had no interest in the Term Loans (then and now, only Term Loan A) and PNC and Bank One owned, on an equal basis, Term Loan A and Fifth Third Bank became Agent for all purposes under the Credit Agreement, except for being the mortgagee, pledgee or secured party under existing mortgages, pledges or security agreements, given to secure the Loans made pursuant to the Amended Credit Agreement, for which purpose PNC remains agent for the Banks.

C. Fifth Third (as Agent), the Banks and Borrowers further amended the Credit Agreement by Ninth Amendment to Credit Agreement dated as of June 29, 2004, by Tenth Amendment to Credit Agreement dated as of November 10, 2004, by Eleventh Amendment to Credit Agreement dated as of December 31, 2004, by Twelfth Amendment to Credit Agreement dated as of April 26, 2005 and by Thirteenth Amendment to Credit Agreement dated as of March 31, 2005 (the Credit Agreement as amended as set forth in Recital A and this Recital C and as herein amended, the “Amended Credit Agreement”).

D. JPMC has become successor by merger to Bank One, NA.

E. Borrowers and Guarantors wish to amend the Amended Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement.

2. Term Loan Extension and Payments.

(a) The outstanding principal balance of Term Loan A on the date hereof is $3,141,170.00. The maturity date of Term Loan A is hereby extended to August 31, 2005, on or before which date the entire outstanding principal balance of Term Loan A, together with all interest and other charges and amounts due with respect to Term Loan A must be paid.

(b) The $30,000 fees due to each of PNC and JPMC on July 1, 2005 pursuant to paragraph 3 of the Eleventh Amendment to Credit Agreement, if Term Loan A and all interest and other charges thereon are not paid on or before July 1, 2005 is hereby waived by PNC and JPMC. On execution of this Amendment, Borrowers shall pay to (i) PNC, a fee of $10,000, and (ii) JPMC, a fee of $10,000 and if Borrowers have failed to pay the entire principal balance of Term Loan A and all interest and other charges thereon on or before August 31, 2005, Borrowers shall pay on August 31, 2005, to (iii) PNC, a fee of $20,000, and (iv) JPMC, a fee of $20,000.

(c) The right of Borrowers to extend the maturity date of Term Loan A pursuant to paragraph 3(b) of the Ninth Amendment to Credit Agreement is hereby terminated. Borrowers shall no longer have such right.

(d) Principal and interest payments with respect to Term Loan A shall continue to be divided equally between PNC and JPMC.

3. Amendment to the Loan Documents. All references to the Credit Agreement in the Loan Documents and in any documents executed in connection therewith shall be deemed to refer to the Credit Agreement as amended by this Amendment and all prior amendments to the Credit Agreement.

4. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Banks and the Borrowers agree that the Loan Documents and each of the documents executed in connection therewith are in full force and effect and each such document shall remain in full force and effect, as further amended by this Amendment, and each of the Borrowers hereby ratifies and confirms its obligations thereunder.

5. Representations and Warranties.

(a) Each Borrower hereby certifies that (i) the representations and warranties of such Borrower in the Credit Agreement as previously amended, are true and correct in all material respects as of the date hereof, as if made on the date hereof, provided that, for purposes of this Amendment, only: (x) the representations and warranties made in Section 3.1(a) and (b) and 3.21 of the Amended Credit Agreement shall relate to the most recent financial statements of the type referred to therein which have been given by the Borrowers to the Banks (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); (y) the representations and warranties made in Section 3.1(c) of the Amended Credit Agreement shall be made as of the date of this Amendment and not as of the Closing Date; and (z) the representations and warranties made in Section 3.2 of the Amended Credit Agreement shall refer to Material Adverse Effect since the last audited consolidated financial statements of the Borrowers provided to the Banks by the Borrowers, instead of since September 30, 1999 (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the date hereof.

(b) Each Borrower further represents that it has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Articles of Incorporation or by-laws of such Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which such Borrower is a party or by which such Borrower or any of its properties are bound.

(c) Each Borrower also further represents that its obligation to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans, and each Borrower further represents that the Agents and Banks have fully performed all of their respective obligations under the Loan Documents through the date of this Amendment.

(d) Each Borrower also further represents that there have been no changes to the Articles of Incorporation, by-laws or other organizational documents of each such Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

6. Conditions Precedent. The effectiveness of the waiver set forth herein is subject to the fulfillment, to the satisfaction of the Banks and their counsel, of the following conditions precedent:

(a) The Borrowers shall have delivered to the Banks the following, all of which shall be in form and substance satisfactory to the Banks and shall be duly completed and executed:

(i) This Amendment and the consents of the Guarantors and the Subordinated Creditors as attached hereto; and

(ii) Such additional documents, certificates and information as the Banks may require pursuant to the terms hereof or otherwise reasonably request.

(b) After giving effect to the amendments contained herein, the representations and warranties set forth in the Amended Credit Agreement shall be true and correct on and as of the date hereof.

(c) After giving effect to the amendments contained herein, no Event of Default hereunder, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

(d) The Borrowers shall have paid to PNC, $10,000 and to JPMC, $10,000 as provided in paragraph 2(b) above, and shall have paid the reasonable fees and disbursements of the Banks’ counsel incurred in connection with this Amendment.

7. No Waiver. This Amendment and anything contained herein or provided for herein do not and shall not be deemed to constitute a waiver by the Agent or the Banks of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Agent or the Banks to agree to any further modifications to the Amended Credit Agreement or any other Loan Document or constitute a waiver of any of the Agent’s or the Banks’ other rights or remedies. All of the terms of the Credit Agreement as previously amended and as amended herein remain in full force and effect without any modification.

8. Waiver and Release. The Borrowers each on behalf of themselves, their agents, employees, officers, directors, successors and assigns, do hereby waive and release Agent and Banks, their agents, employees, officers, directors, affiliates, parents, successors and assigns, from any claims arising from or related to administration of the Amended Credit Agreement and the Loan Documents and any course of dealing among the parties not in compliance with those agreements from the inception of the Credit Agreement whether known or unknown through the date of execution and delivery of this Amendment.

9. Effective Date. The parties hereto agree that this Amendment shall for all purposes be deemed to be effective as of the date set forth in the first paragraph of this Amendment (the “effective date”) and for all purposes the Amended Credit Agreement shall be deemed to have been amended as of such date to reflect the amendments to the Credit Agreement set forth in herein, even though this Amendment is executed after such date.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CECO GROUP, INC.

By:
Name:	Dennis W. Blazer
Title:	CFO

CECO FILTERS, INC.

By:
Name:	Dennis W. Blazer
Title:	Treasurer

AIR PURATOR CORPORATION

By:
Name:	Dennis W. Blazer
Title:	Treasurer

NEW BUSCH CO., INC.

By:
Name:	Dennis W. Blazer
Title:	Treasurer

THE KIRK & BLUM MANUFACTURING COMPANY

By:
Name:	Dennis W. Blazer
Title:	Treasurer

KBD/TECHNIC, INC.

By:
Name:	Dennis W. Blazer
Title:	Treasurer

CECO ABATEMENT SYSTEMS, INC.

By:
Name:	Dennis W. Blazer
Title:	Treasurer

PNC BANK, NATIONAL ASSOCIATION, as a Bank

By:
Name:
Title:

FIFTH THIRD BANK, as Agent and as a Bank

By:
Name:
Title:

JPMORGAN CHASE BANK, NA, as a Bank

By:
Name:
Title:

GUARANTOR’S CONSENT

By Corporate Guaranty, dated December 7, 1999 (the “Guaranty”), the undersigned (the “Guarantor”) guaranteed to the Agent and the Banks, subject to the terms and conditions set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Borrowers’ execution of the foregoing Fourteenth Amendment to Credit Agreement and to all documents referred to therein. The Guarantor hereby acknowledges and agrees that the Guaranty remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

CECO ENVIRONMENTAL CORP.

By:
Name:	Phillip DeZwirek
Title:	Chairman, CEO

GUARANTOR’S CONSENT

By Guaranty Agreement, dated April 26, 2005 (the “Guaranty”), the undersigned (the “Guarantor”) guaranteed to Fifth Third, subject to the terms and conditions set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Borrowers’ execution of the foregoing Fourteenth Amendment to Credit Agreement and to all documents referred to therein. The Guarantor hereby acknowledges and agrees that the Guaranty remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

Phillip DeZwirek

SUBORDINATED CREDITOR’S CONSENT

The undersigned (the “Subordinated Creditor”) is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 1999 (the “Subordination Agreement”). The Subordinated Creditor consents to the Borrowers’ execution of the foregoing Fourteenth Amendment to Credit Agreement and to all documents referred to therein. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

GREEN DIAMOND OIL CORP.

By:
Name:	Phillip DeZwirek
Title:	President

SUBORDINATED CREDITOR’S CONSENT

The undersigned (the “Subordinated Creditor”) is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 1999 (the “Subordination Agreement”). The Subordinated Creditor consents to the Borrowers’ execution of the foregoing Fourteenth Amendment to Credit Agreement and to all documents referred to therein. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

ICS TRUSTEE SERVICES, LTD.

By:
Name:
Title

SUBORDINATED CREDITOR’S CONSENT

The undersigned (the “Subordinated Creditor”) is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 1999 (the “Subordination Agreement”). The Subordinated Creditor consents to the Borrowers’ execution of the foregoing Fourteenth Amendment to Credit Agreement and to all documents referred to therein. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

HARVEY SANDLER

11